UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  July 8, 2024

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 8, 2024, Alzamend Neuro, Inc., a Delaware corporation (the “Company”) held a Special Meeting of Stockholders (the “Meeting”). As of May 29, 2024, the record date for the Special Meeting, the voting power of the Company consisted of (i) 7,376,011 shares of common stock, par value $0.0001 per share (the “Common Stock”) issued and outstanding, (ii) 78.8236 shares of Series A convertible preferred stock (the “Series A Preferred Stock”), which as of the record date were entitled to cast votes equal to 1,375,310 shares of Common Stock and (iii) 2,100 shares of the Series B Convertible Preferred Stock, which as of the record date were convertible into 2,100,000 shares of Common Stock, which together constitute all of the outstanding voting capital stock of the Company.

At the Meeting, the stockholders voted on one proposal, which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 31, 2024, as supplemented on June 11, 2024. At the Meeting, stockholders approved the proposal presented for a vote. The table below sets forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for the matter voted upon by the Company’s stockholders.

Proposal One: Approval of, pursuant to Rule 5635 of the Nasdaq Stock Market, the conversion of the Company’s shares of Series A Preferred Stock into shares of Common Stock, and warrants to purchase shares of Common Stock, for a total purchase price of up to $25,000,000.00, issued pursuant to the Securities Purchase Agreement dated May 8, 2024 and the Certificate of Designations of the Rights and Preferences of Series A Preferred Stock.

For	Against	Abstain	Broker Non-Votes
5,356,845	79,371	3,043	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: July 8, 2024	/s/ David J. Katzoff
David J. Katzoff Chief Financial Officer